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                                                                    Exhibit 10.4



                              CONSULTING AGREEMENT

         THIS CONSULTING AGREEMENT (the "Agreement") is made and entered into
on this     day of May, 2001 by and between Pathfinder International Group, Inc.
("the Consultant") whose business address is at 33 11th Avenue, Huntington Station, New York 11746 and Pro Elite, Inc. (PETE) (the "Client") whose principal business is 100 Dorigo Lane, for the benefit of Pro Elite, Inc.
(PETE) (state) NJ Corporation.

         WHEREAS, the Consultant is willing and capable of providing various consulting services, herein after defined, for Client and on behalf of PETE; and

         WHEREAS, the Client desires to retain the Consultant and the Consultant desires to be retained in that capacity upon the terms and conditions herein after set forth.

         NOW, THEREFORE, in consideration of the mutual promises and Agreements hereinafter set forth, the recipient and sufficiency of which are hereby acknowledged, the parties hereto agree as fellows:

1. CONSULTING SERVICES. The Client hereby retains the Consultant for the benefit of PETE as an independent consultant to the Client for the benefit of PETE and the Consultant hereby accepts and agrees to such retention. The Consultant shall render to the Client for the benefit of PETE such services as set forth in Exhibit A attached hereto and by reference incorporated herein.

      It is acknowledged and agreed by the Client that the Consultant is not rendering legal advice or performing accounting services, nor acting as an investment advisor or broker-dealer within the meaning of applicable state and federal securities laws. The Consultant understands that the consulting advisory services to be provided to the Client hereunder shall not be rendered in connection with the offer and sale of securities in a capital raising transaction.

      It is further acknowledged that the entire objective of the service to be performed by the Consultant is to gain exposure of the Client through an informational campaign, and not to artificially inflate share prices, trading volume or any other prohibited activity.

      Consultant acknowledges that it is providing services hereunder as an independent contractor. Accordingly, Consultant agrees that any taxes associated with the performance of its services hereunder shall be its sole responsibility. Consultant further agrees that nothing herein shall create a relationship of partners or joint ventures between Consultant and the Client and, except as otherwise set forth herein, nothing herein shall be deemed to authorize Consultant to obligate or bind the Client to any commitment without the prior written consent of the Client in each instance.

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      Consultant represents that it is knowledgeable of all applicable rules and regulations of the Securities and Exchange Commission and the National Association of Securities Dealers and will abide by and follow the same with respect to all actions taken by Consultant in connection with this Agreement.

2. TIME, PLACE AND MANNER OF PERFORMANCE. The Consultant shall be available for advise and counsel to the Client regarding INVESTOR RELATIONS at such reasonable and convenient times and places as may be mutually agreed upon. Except as aforesaid, the time, place and manner of performance of the services hereunder, including the amount of time to be allocated by the Consultant to any specific service, shall be determined in the sole discretion of the Consultant.

3. TERM OF AGREEMENT. The term of this Agreement shall commence on the date hereof and the services outlined in Exhibit A shall be conducted for a period of Three (3) months as identified in Exhibit B; Subject, however, to prior termination as hereinafter provided.

4. COMPENSATION. In full consideration of the services to be provided for the Client by the Consultant, as fully set forth in Exhibit B, upon execution of this Agreement, the Client agrees to compensate Consultant in the manner set forth on Exhibit B.

5. EXPENSES. Consultant shall be solely responsible for all expenses and disbursements in connection with its performance under this Agreement, except for those to be paid by Client as set forth in Exhibit B.

6. TERMINATION. Consultant shall have the right, in its sole and absolute discretion, to terminate its obligations hereunder and to immediately cease providing services pursuant to this agreement if Consultant, in the exercise of its reasonable judgment, believes that the representations and warranties made by Client hereunder are inaccurate in any material respect or if Client breaches any of its covenants and agreements contained herein or if any federal or state governmental agency or instrumentality institutes an investigation or suit against Client or pertaining to the services hereunder.

7. EARLY TERMINATION. In the event Client fails or refuses to cooperate with Consultant, or fails or refuses to make timely payments of the compensation set for above or in exhibit "B", the Consultant shall have the right to terminate any further performance under this Agreement. In the event, and upon notification thereof, compensation pursuant to Schedule "B" or above, shall become immediately due and payable and/or deliverable, and Consultant shall be entitled to receive and retain the same as liquidated damages and not as a penalty, in lieu of all other remedies the parties hereby acknowledged and agree that it would be too difficult currently to determine the exact extent of Consultant's damages, but that the receipt and the retention of such compensation is a reasonable present estimate of such damage.


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8.    CONFIDENTIALITY. The Consultant recognizes and acknowledges that it has and shall have access to certain confidential information of the Client and its affiliates (INCLUDING INSIDER INFORMATION) that is valuable, special and unique assets and property of the Client and such affiliates. The Consultant shall not, during or after the term of this Agreement, disclose without the prior written consent or authorization of the Client, any such material to any person, except to authorize representatives of the Consultant or its affiliates for any reason or purposed whatsoever.

      Consultant reports are not intended to be used in the offering of securities. Accordingly, Client must agree to each of the points listed below and to indemnify Consultant for any breach of these representations and covenants.

            I Client will immediately notify Consultant if it intends to make any private or public offerings of securities, including S-8 or Regulation S.

            II Client will immediately notify Consultant in advance of any insider selling of clients stock.

            III Client will not use Consultant's report in connection with any offering of securities without the prior written consent of Consultant.

            IV Client shall not issue any S-8 or Regulation S stock certificates as compensation to Consultant.

      A In that Consultant's shareholders, officers, employees and/or members of their families may hold a position in and engage in transactions with respect to Client securities, and in light of the fact that Consultant imposes restrictions on such transactions to guard against trading on the basis of non-public information Client shall contemporaneously notify Consultant if any information or data being supplied to Consultant has been generally released or promulgated.

9. CONFLICT OF INTEREST. The Consultant shall be free to perform services for other persons. Consultant shall notify the Client with respect to Consultant's performance as it pertains to consulting services for any other person or entity that potentially could conflict with Consultant's obligations under this Agreement. Upon receiving such notice, the Client may terminate this Agreement or consent to the Consultant's other consulting activities.

10. REPRESENTATIONS OF THE CLIENT. The Client hereby represents that to the best of its knowledge, all documents, news or other information produced and distributed by the Client, or any person or entity acting on its behalf, has been factual, complete and truthful. Further, the Client represents that, to the best of its knowledge, neither it nor any person or entity acting on its behalf, has knowingly, negligently or recklessly distributed or produced information relating to the Client that violates any local, state and federal law or statute. Further, the Client represents that, to the best of its knowledge, all future information provided by the Client, or any other person or entity acting on its behalf, shall be factual, complete and truthful, and neither the Client or any person or entity acting on its behalf, shall knowingly, negligently or recklessly violate any local, state or federal law or statute.


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11.   DISCLAIMER OF RESPONSIBILITY FOR ACTS OF THE CLIENT. The obligations of the Consultant of services described in this Agreement consist solely of the furnishing of information and advise to the Client and those services identified in Exhibit A hereto. In no event shall the Consultant be required by this Agreement to represent or make management decisions for the Client. All final decisions with respect to acts and omissions of the Client or any of its affiliates and/or subsidiaries, shall be those of the Client or its affiliates, and Consultant shall under no circumstances be liable for any expense incurred or loss suffered by the Client as a consequence of such acts or omissions.

      A Client representative shall provide the Consultant with factual information pertaining to the Client. Any news relating to the Client which was actually provided to Consultant by the Client, deemed untrue by any regulatory body, is the SOLE responsibility of the Client, and the Consultant is in no way liable for any misrepresentations made by the Client and relied upon by the Consultant. All news articles or other information written or spoken pertaining to Client shall be approved in writing by the Client, prior to the dissemination thereof. As well, the Consultant agrees not to misrepresent the Client.

      The Consultant shall make every effort to fully disclose compensation, and potential conflicts of interest to the public, in accordance with the Securities Act of 1933, Section 17(b), which requires specific disclosure about compensation for promotional services. The Consultant shall, as a course of business, fully disclose its compensation, and insists that all other related parties do so as well.

12. INDEMNITY. Client agrees to indemnify and hold harmless Consultant and its affiliates from and against any and all losses, claims, damages and liabilities, related to or arising out of any breach by Client of its representations covenants or agreements made by Client herein. Consultant agrees to indemnify and hold harmless Client and its affiliates from and against any and all losses, claims, damages and liabilities, related to or arising out of any breach by Consultant of its representations covenants or agreements made by Consultant herein.

13. NOTICES. Any notices required or notices permitted to be given under this Agreement shall be sufficient if in writing and delivered or sent by registered or certified mail or overnight courier to the principal offices of each party.

14. WAIVER OR BREACH. Any waiver by either party of a breach of any provision of this Agreement by the other party shall not operate or be construed as a waiver of any subsequent breach by any party.

15. ASSIGNMENT. This Agreement and the rights and obligations of the Consultant hereunder shall not be assignable without the written consent of the Client.


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16.   APPLICABLE LAW. It is the intention of the parties hereto that this
      Agreement and the performance hereunder and all suits and special proceeding hereunder be construed in accordance with and under and pursuant to the laws of the State of New York and in the event of any action, special proceeding or other proceedings that may be brought arising out of or in connection with this Agreement, including the performance of this Agreement shall be brought only in a court of competent jurisdiction within the State of New York.

17. SEVERABILITY. All Agreements and covenants contained herein are severable, and in the event any of them shall be held to be invalid by any competent court, the Agreement shall be interpreted as if such invalid Agreement or covenants were not contained herein.

18. ENTIRE AGREEMENT. This Agreement constitutes and embodies the entire understanding between the parties and supercedes and replaces all prior understandings, agreements and negotiations between the parties.

19. WAIVER AND MODIFICATIONS. Any waiver, alteration or modification of any of the provisions of this Agreement shall be valid only if made in writing and signed by the parties hereto. Each party hereto, from time to time, may waive any of its rights hereunder without affecting a waiver with respect to any subsequent occurrences or transactions hereof.

20. ATTORNEYS' FEES AND COSTS. In the event of any dispute arising out of the subject matter of this Agreement, the prevailing party shall recover, in addition to any damages assessed, its attorney's fees and court costs incurred in litigating or otherwise settling or resolving such a dispute. In construing this Agreement, none of the parties hereto shall have any term or provision construed against such party solely by reason of such party having drafted the same.

2l. COUNTERPARTS AND FACSIMILE SIGNATURES. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of the party hereto shall constitute a valid and binding execution and delivery of this Agreement by such party. Facsimile copies shall constitute enforceable original documents.

      IN WITNESS WHEREOF, the parties hereto have dually executed and delivered this Agreement as of the day and year first above written.


      CLIENT: Pro Elite, Inc.   CONSULTANT: Pathfinder International Group, Inc.
             ----------------              -------------------------------------
      BY: /s/ Bob Polsky        BY:
         --------------------      ---------------------------------------------
      DATE: 9/20/01             DATE:
           ------------------        -------------------------------------------


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                                    Exhibit A
                                   WITNESSTH:


CONSULTANT SERVICES

WHEREAS: Consultant agrees to perform the following designated by X Services:


WHEREAS: Consultant has the authority to strategically provide services at Consultants Professional discretion.

 X  1. One informational website for a period of ( ) months
---
       The Websites shall provide:
       Comprehensive overview of Client Company
       Company management
       Pending or late breaking news

 X  2. EMail Client information to all existing subscribers
---

 X  3. Broker Contact / Market Maker Contact
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       Implement a telephone and facsimile contact program to financial brokers and market makers

 X  4. News releases, includes broadcast fax to all interested parties.
---

 X  5. Lead generation programs reaching thousands of investors.
---

 X  6. Broker Sheets
---
       This is a concise brief information piece primarily used to brokers to help explain the company to their clients.

 X  7. Research report
---
       This is a four-page research report describing in detail the particulars of the Client Company.

    8. Road Shows
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       Sample cities may include major market areas to include but not limited to New York, Chicago, Philadelphia, Los Angeles, San Diego, and San Francisco. We will reach approximately 300 to 350 brokers, fund managers and financial advisors.

 X  9. Other Services
---
       HELP FORMULATE AN EFFECTIVE CAPITAL RAISE PROGRAM WITH A TARGET OF
       -------------------------------------------------------------------------
       $150,000 - $200,000.
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                                    EXHIBIT B

      COMPENSATION. The Client agrees to pay Pathfinder the sum of $ 120,000.00 Using 266,666 of free trading Common Stock in Client ("the shares") and 133,331 of 144 stock. Shares shall be duly and validly issued, fully paid and non-assessable and shall not be issued in violation of any pre-emptive right of any stockholders of Client. The shares shall be issued in compliance with the exemption from the registration requirements of the Securities Act of 1933 ("the Act") provide by section 4 (2) of the Act and/or pursuant to Rules 505 and 506 of the General Rules and Regulations under the Securities Act of 1933.

      If compensation is paid in shares, concurrently with the issuance of the Shares, Client will execute and deliver the Registration Rights Agreement attached hereto under which the Client agrees to register the Shares for sale in compliance with the Act as therein provided and to comply with all conditions necessary or required to enable the Shares to be sold pursuant to Rule 144 of the General Rules and Regulations under the Securities Act of 1933. The 266,666 shares shall be turned over to Pathfinder at the time of the signing of this agreement. The balance of the 133,333 144 stock shall be tendered to Pathfinder within 30 days of the signing of this contract.

      Should the Company affect payment of this Agreement by the tender of free-trading Client shares belonging to individuals, the Client assures and guarantees Pathfinder that the Client will not reimburse the individuals for shares given Pathfinder.

      The shares, if any to be issued to Pathfinder shall be approved for issuance with the rules and regulations of any stock exchange on which the shares are listed for trading or by the NASDAQ if the shares are listed for trading thereon and shall be issued in compliance with the appropriate federal or state governmental rules and regulations.

      Client acknowledges that the consideration to be paid to Pathfinder shall be fully earned on the date that Pathfinder commences providing services under the agreement regardless of whether the agreement is terminated as provided in the agreement prior to completion of all services,

      Client agrees to pay or reimburse Pathfinder for all expense arising out of or related to the provision of services by Pathfinder under the agreement to the extent provided in the Agreement.

      All monies payable hereunder shall be in U.S. funds and drawn on U.S. Banks. The parties acknowledge in negotiating the fee they recognize that the services will probably not be delivered in equal monthly segments, but may be substantial during the earlier portion of the terms and less thereafter as relationships and communication lines are established. Thus part of the compensation for earlier services will be deferred and therefore any lessening of services shall not constitute a breach or termination hereof and the level fee shall continue.


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      The services are being performed for Client PRO ELITE. Representation is hereby made by Client PRO ELITE that it is a non-controlling party.

            CONSULTING SERVICES 1-6 or 1-8 above are the only service combinations.

            PLEASE INDICATE WITH AN "X" MARK THE SERVICES YOU WISH TO BE
            PERFORMED:
        X   Fee is for services 1-6
       ---
            Fee is for services 1-8
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